NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                         +---------------------+
                                                         |CUSIP NO. 453234 10 6|
                                                         +---------------------+

 NUMBER                                                               SHARES
+--------+                                                          +--------+
|        |                                                          |        |
+--------+                                                          +--------+
                                     ISMSI
                          IN STORE MEDIA SYSTEMS, INC.

                  AUTHORIZED COMMON STOCK: 100,000,000 SHARES
                                  NO PAR VALUE

THIS CERTIFIES THAT
                                 SPECIMEN COPY

IS THE RECORD HOLDER OF

            **Shares of IN STORE MEDIA SYSTEMS, INC. Common Stock** transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

                         [IN STORE MEDIA SYSTEMS, INC.]
                              CORPORATE SEAL HERE]
/S/ Donald P. Uhl                                    /S/ Everett E. Schulze, Jr.
------------------------                             ---------------------------
               Secretary                                               President

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common                      UNIF GIFT MIN ACT - ..........Custodian...........
               TEN ENT - as tenants by the entireties                                   (Cust)             (Minor)
               JT TEN - as joint tenants with right of                                 under Uniform Gifts to Minors
                        survivorship and not as tenants                                Act...........................
                        in common                                                                  (State)

Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
+-------------------------------------+
|                                     |
+-------------------------------------+

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________


     __________________________________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER